Exhibit 10.1

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     This AMENDMENT NO. 1 (the "Amendment") to EMPLOYMENT AGREEMENT is made as of 4th day of December, 2010, by and between Fujian Jinjiang Pacific Shoes Co., Limited, located at No.78 Kanglong Eastern Road, Yangdaili, Chendai Township, Jinjiang City, Fujian Province, P.R.C. (the "Company"), on the one hand, and Li Haiting, Chairman of the Board, President and Chief Executive Officer of the Company, on the other hand (the "Executive").

     WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of December 5, 2007 (the "Employment Agreement"); and

     WHEREAS, the Executive continues to perform valuable services for the Company and the Company desires to assure itself of the continuing services of Executive; and

     WHEREAS, in consideration of the foregoing and in order to amend the terms of the Agreement and to provide for certain additional compensation to the Executive in accordance with the present intent of the Company and the Executive.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants contained in the Employment Agreement, the parties do hereby agree that the Employment Agreement is hereby amended as follows:

     1. Paragraph 1 of the Employment Agreement is to be amended and restated to read in its entirety as follows:

     "l. TERM. The term of the Executive's employment with the Company pursuant to this agreement shall be from December 4, 2010 to December 4, 2015."

     2. In all other respects, the provisions of the Employment Agreement as restated remain unchanged and in full force and effect.

THE PARTIES TO THIS AMENDMENT HAVE READ THIS AGREEMENT, UNDERSTAND ITS TERMS AND CONDITIONS AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                     EXECUTIVE:


                                     /s/ Li Haiting
                                     -------------------------------------------
                                     Li Haiting, President and CEO

                                     FUJIAN JINJIANG PACIFIC SHOES CO., LIMITED:


                                     /s/ Zhong Zhao
                                     -------------------------------------------
                                     Zhong Zhao, CFO